UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road	08550
Princeton Junction, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

Mistras Group, Inc. ("Mistras" or "the Company") filed a Current Report on Form 8-K (the “Initial Report”) in connection with its completion of the acquisition of Onstream Holdings, Inc. (“Onstream”), the 100% parent company of Onstream Pipeline Inspection Services Inc. As permitted under Item 9.01 of Form 8-K, financial statements of Onstream and the required pro forma information were omitted.

This Current Report on Form 8-K/A amends the Initial Report to include the previously omitted audited financial statements of Onstream and unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired
(i)     Audited consolidated financial statements of Onstream as of December 31, 2017 and for the year ended December 31, 2017
(ii)    Unaudited condensed consolidated financial statements of Onstream as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017

(b) Pro forma financial information
(i)    Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017

(ii)    Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2018 and unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2018

(d) Exhibits

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Onstream as of December 31, 2017 and for the year ended December 31, 2017

99.2	Unaudited condensed consolidated financial statements of Onstream as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017

99.3
Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2017 and unaudited pro forma condensed combined balanced sheet of the Company as of September 30, 2018 and unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2018

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.
Date: February 28, 2019
By:	/s/ Edward J. Prajzner
	Name:	Edward J. Prajzner
	Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)